UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2008

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) At its meeting on February 12, 2008 (the “February 12 Meeting”), the Compensation and Human Resource Committee of the Board of Directors (the “Committee”) of NCR Corporation (“NCR” or “Company”) took certain actions, including those described below, relating to the compensation of its named executive officers. The actions described below were taken by resolutions approved by all of the members of the Committee, each of whom is considered an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Performance Measures for 2008 Annual Bonuses

At its February 12 Meeting, the Committee determined that the amount of 2008 awards payable to executive officers under the Company’s Management Incentive Plan (“MIP”) shall be 1.5% of 2008 Earnings Before Income Taxes (“EBIT”), as defined in the MIP, for the Chief Executive Officer, and .75% of EBIT for each other executive officer, with such amounts to be subject to downward, but not upward, discretion, as provided in the MIP. At its February 12 Meeting, the Committee also approved performance measures to be considered, along with other factors, if any, deemed to be appropriate by the Committee, in exercising downward discretion to determine the amount of the annual bonuses, if any, that will be paid to the Company’s executive officers under the MIP in respect of fiscal 2008 (the “2008 Annual Bonus”). As approved by the Committee, performance measures that will be considered when determining the 2008 Annual Bonuses will include two components, which components are tied respectively to (1) Annual Financial Objectives, and (2) Diversity Objectives. Each of these two components is described below.

Annual Financial Objectives

The specified performance measures approved by the Committee in respect of this component of the 2008 Annual Bonus for the Chief Executive Officer, Chief Financial Officer and other named executive officers, and the weight attributed to each, were as follows:

Financial Measures	Executives/Weightings
	Messrs. William Nuti (CEO) and Anthony Massetti (SVP and CFO)	Mr. Malcolm Collins (SVP, Global Sales and Marketing)	Ms. Christine Wallace (SVP, Worldwide Customer Services (“WCS”))
Company Non-Pension Operating Income (“NPOI”)(1) after Capital Charge(2)	100%	20%
Company Orders		25%
Company Revenue		25%
Company Controllable Gross Margin		30%
WCS Profit			40%
WCS Controllable Costs			40%
WCS Asset Management			20%
Total	100%	100%	100%

(1)	NPOI is a non-GAAP financial measure used by NCR due to the significant change in pension expense from year to year. Company NPOI includes the Company’s income from operations under U.S. generally accepted accounting principles less pension income/expense.
(2)	Capital Charge is a formula used to determine the total cost of capital deployed. It includes accounts receivable plus inventory, plant, property and equipment, other current assets and capitalized software less accounts payable, payroll and employee benefits, other current liabilities and post retirement benefits.

Diversity Objectives

The second component of the performance measures to be considered for the 2008 Annual Bonus is tied to the satisfaction of specific corporate-wide diversity objectives established by the Committee. For each named executive officer, the potential payout for satisfaction of these diversity objectives is 10% of base salary.

Award Agreements under NCR’s 2006 Stock Incentive Plan

At its February 12 Meeting, the Committee approved the forms of restricted stock agreement, restricted stock unit agreement, performance based restricted stock agreement, performance based restricted stock unit agreement and stock option agreement to be used in connection with awards made under NCR’s 2006 Stock Incentive Plan, as amended October 24, 2006 (the “Stock Plan”), during 2008. The restricted stock agreement is expected to be used in connection with all restricted stock grants awarded under the Stock Plan to executive officers, other than performance based restricted stock grants. The restricted stock unit agreement is expected to be used in connection with all restricted stock units awarded under the Stock Plan to executive officers, other than performance based restricted stock unit awards. The performance based restricted stock agreement is expected to be used in connection with all performance based restricted stock grants awarded under the Stock Plan to executive officers. The performance based restricted stock unit agreement is expected to be used in connection with all performance based restricted stock units awarded under the Stock Plan to executive officers. The stock option agreement is expected to be used in connection with all stock option grants awarded under the Stock Plan to executive officers. Copies of the forms of restricted stock agreement, restricted stock unit agreement, performance based restricted stock agreement, performance based restricted stock unit agreement and stock option agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and hereby incorporated by reference in this Item 5.02.

Equity Grants

At its February 12 Meeting, the Committee awarded our Chief Executive Officer, Chief Financial Officer and other named executive officers stock options and performance-based restricted stock units of NCR Common Stock with a dollar value as listed below, each effective as of March 1, 2008, under the Stock Plan. All stock options were awarded at an exercise price for each share subject to the option equal to the Fair Market Value (as defined in the Stock Plan) of one such share on March 1, 2008. The forms of agreement used to document such awards are filed with this Form 8-K.

Award	Executives/Dollar Value
	Mr. William Nuti (CEO)	Mr. Anthony Massetti (SVP and CFO)	Mr. Malcolm Collins (SVP, Global Sales and Marketing)	Ms. Christine Wallace (SVP, WCS
Stock Options	$2,250,000	$500,000	$375,000	$350,000
Performance-Based Restricted Stock Units of NCR Common Stock	$2,250,000	$500,000	$375,000	$350,000

Total	$4,500,000	$1,000,000	$750,000	$700,000

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Form of 2008 Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.2	Form of 2008 Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.3	Form of 2008 Performance Based Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.4	Form of 2008 Performance Based Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.5	Form of 2008 Stock Option Agreement under 2006 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: February 19, 2008	By:	/s/ Nelson F. Greene
Nelson F. Greene
Vice President, Deputy General Counsel and Assistant Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of 2008 Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.2	Form of 2008 Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.3	Form of 2008 Performance Based Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.4	Form of 2008 Performance Based Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.5	Form of 2008 Stock Option Agreement under 2006 Stock Incentive Plan.